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                                                                    Exhibit 16.2
                       [DELOITTE & TOUCHE LLP LETTERHEAD]






Securities and Exchange Commission
Main Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madam:

  We have read and agree with the comments in Item 4 of Form 8-K of ChatCom, Inc., dated February 2, 1998.

                                    Yours truly,

                                    /s/ DELOITTE & TOUCHE LLP

                                    Los Angeles, California
                                    February 6, 1998